Northwestern Mutual Series Fund, Inc.
Supplement Dated December 18, 2025 to the
Statement of Additional Information Dated May 1, 2025, as previously supplemented
The following information supplements the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”). You should read this Supplement together with the SAI.
Sub-Advisory Fee Update – Research International Core and Short-Term Bond Portfolios
At a meeting held on December 16, 2025, the Board of Directors of the Series Fund approved changes to the sub-advisory fees relating to the Research International Core Portfolio and the Short-Term Bond Portfolio, effective February 1, 2026 (the “Effective Date”). Accordingly, as of the Effective Date, the sub-section of the SAI titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” is revised as noted below.
The disclosure relating to the sub-advisory fees for Massachusetts Financial Services Company (“MFS®”) with respect to the Research International Core Portfolio is replaced with the following:
“For services provided for the Research International Core Portfolio, Mason Street Advisors pays MFS a fee at the annual rate of 0.275% on the first $1 billion of the Portfolio’s net assets, 0.25% on the next $500 million, and 0.225% on assets in excess of $1.5 billion.”
The disclosure relating to the sub-advisory fees for T. Rowe Price Associates, Inc. (“TRPA”) with respect to the Short-Term Bond Portfolio is replaced with the following:
“For the services provided for the Short-Term Bond Portfolio, Mason Street Advisors pays TRPA a fee at the annual rate of 0.16% on the first $100 million of the Portfolio’s average net assets. The sub-advisory fee is reset to 0.15% of the Portfolio’s average net assets at $100 million, reset to 0.125% at $250 million, and reset at 0.115% at $500 million. The sub-advisory fee is 0.10% of the Portfolio’s average net assets in excess of $500 million and is reset to 0.10% of the Portfolio’s average net assets at $1 billion, reset to 0.095% at $2 billion, and reset to 0.09% at $3 billion. TRPA will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts.”
Please retain this Supplement for future reference.